UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 29, 2010

(Date of earliest event reported)

ENTEROMEDICS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33818

Delaware	48-1293684
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Patton Road, St. Paul, Minnesota 55113

(Address of principal executive offices, including zip code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 29, 2010, EnteroMedics Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) at the Company’s headquarters in St. Paul, Minnesota. Mark B. Knudson, Ph.D., President, Chief Executive Officer and Chairman of the Board of Directors of the Company, presided. At the Special Meeting, the Company’s stockholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission and mailed to stockholders on October 1, 2010 (the “2010 Special Meeting Proxy Statement”):

Proposal I:

The Company’s stockholders approved an amendment to the Company’s 2003 Stock Incentive Plan (the “Plan”) to increase the number of shares authorized under the Plan by 1,149,817 from 1,150,183 to 2,300,000, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,442,894	332,680	8,620	—

Proposal II:

The Company’s stockholders approved an amendment to the Plan to allow for a one-time stock option exchange program pursuant to the terms described in the 2010 Special Meeting Proxy Statement, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,480,325	282,707	21,162	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

	By:	/S/ GREG S. LEA
Greg S. Lea
Senior Vice President and Chief Financial Officer

Date: October 29, 2010